J.P. MORGAN EQUITY FUNDS
JPMorgan Disciplined Equity Fund*
(Ultra Shares)
(A series of JPMorgan Trust I)

JPMorgan Small Cap Value Fund
(Ultra Shares)
(A series of JPMorgan Trust II)

Supplement dated December 1, 2009
to the Prospectus dated November 1, 2009

Effective immediately, the information on page 3 of the Prospectus applicable to JPMorgan Disciplined Equity Fund under “Purchase and Sale of Fund Shares” shall be deleted in its entirety and replaced with the following:

Ultra Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase new shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group retirement plans can continue to purchase shares as described in “Purchasing Fund Shares — What does it mean that the Ultra Shares of the Disciplined Equity Fund are publicly offered on a limited basis?”

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

The information on page 6 of the Prospectus under “Purchase and Sale of Fund Shares” applicable to JPMorgan Small Cap Value Fund shall be deleted in its entirety and replaced with the following:

Purchase Minimums

For Ultra Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

In addition, the first three paragraphs on page 12 of the Prospectus under “Who can buy shares?” under “Purchasing Fund Shares” shall be deleted in their entirety and replaced with the following:

Ultra Shares may be purchased by investors:

•	whose investments in a Fund are made and directed on their behalf by investment representatives at JPMIM, JPMIA, or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the Investor (a Discretionary Account) and

SUP-EQ-ULTRA-1209

•	whose Discretionary Account’s initial investment in the Fund is at least $20,000,000 for the Disciplined Equity Fund and $5,000,000 for the Small Cap Value Fund.

Ultra Shares also may be purchased by investors who are individuals, institutions, trusts, and foundations whose initial investment is at least $15,000,000 per Fund (Direct Investors). Direct Investors do not include custody and other omnibus accounts held by a financial intermediary for the benefit of multiple underlying, unrelated investors.

Ultra Shares may be purchased by 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A.

Ultra Shares also may be purchased by the JPMorgan Access Funds.

In addition, the second paragraph under “How do I open an account?” on page 14 under “Purchasing Fund Shares” shall be deleted in its entirety and replaced with the following:

Ultra Shares of the Small Cap Value Fund are subject to a $5,000,000 minimum investment requirement for all Discretionary Account investors, and Ultra Shares of the Disciplined Equity Fund are subject to a $20,000,000 minimum investment requirement for all Discretionary Account investors. Ultra Shares of the Funds are subject to a $15,000,000 minimum investment requirement for all Direct Investors. There is no minimum investment requirement for JPMorgan Access Funds and 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose higher investment minimums. There are no minimum levels for subsequent purchases. The Fund reserves the right to waive any initial investment minimum for Direct Investors. For further information on investment minimum waivers, call 1 800-480-4111.

*	Ultra Shares of the JPMorgan Disciplined Equity Fund are closed to new investors. Additional and new investments are permitted only as described in the section entitled “How to Do Business with the Funds — Purchasing Fund Shares.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE